UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06105
Oppenheimer Quest International Value Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: November 30
Date of reporting period: 11/30/2009

Item 1. Reports to Stockholders.

November 30, 2009

Oppenheimer Quest International Value Fund[SM]

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings

Swiss Reinsurance Co.	2.7%
Fondiaria-Sai SpA	2.6
Nestle SA	2.5
Jazz Air Income Fund	2.5
Turk Hava Yollari Anonim Ortakligi	2.5
Hyundai Motor Co. Ltd., Preference	2.4
Sperian Protection	2.4
Telecom Italia SpA	2.2
Societe Television Francaise 1	2.2
Sanofi-Aventis SA	2.1
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

Top Ten Geographical Holdings

Japan	21.2%
France	19.2
United Kingdom	9.7
Italy	6.3
Switzerland	5.1
United States	4.8
Korea, Republic of South	4.7
Germany	3.6
Turkey	3.6
Canada	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on the total market value of investments.
9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TOP HOLDINGS AND ALLOCATIONS
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2009, and are based on the total market value of investments.
10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended November 30, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During one of the most volatile market environments in modern history, the Fund’s Class A shares (without sales charge) returned 57.26% for the 12-month period ended November 30, 2009, outperforming the return of its benchmark, the MSCI EAFE Index, which returned 37.72%.1 We continue to strive to have lower volatility in our portfolio than the average competitor fund, with a focus on limiting risk.
     Regardless of the broader market environment, we follow a consistent approach of seeking to invest in high-quality companies with strong underlying fundamentals that trade at attractive valuations. We look to identify potentially outstanding investment opportunities in a variety of overseas markets, targeting companies that we believe have strong balance sheets and cheap price-to-book and price-to-earnings ratios. The Fund is broadly diversified, both by geography and by sector, and had no individual stock positions larger than approximately 2.7% of net assets at period end. As of the end of the reporting period, there were approximately 100 holdings in the portfolio. The top ten positions, in aggregate, accounted for approximately 24% of the Fund’s net assets at period end. A currency hedge against the euro and yen was in place during the period to help reduce volatility. Geographically, Europe accounted for approximately 52% of the Fund’s total market value of investments and Japan accounted for approximately 21% at period end. These weightings left us slightly overweight Japan and underweight Europe compared with the weightings of the MSCI EAFE Index. The largest sector weights were in the consumer discretionary, industrials and financials sectors.
     The largest contributors to performance during the reporting period were Turk Hava Yollari Anonim Ortakligi (also known as Turkish Airlines), Shun Tak Holdings Ltd., Enterprise Inns plc and First Juken Co. Ltd. Turkish Airlines is the dominant airline in Turkey and was one of the most successful global airlines for 2009. The company had record profits in 2008, when the industry posted record losses and its number of passengers has increased by double-digits in 2009, while industry numbers fell by close to 10%, as of the reporting period’s end. We bought a significant position in the company when we believed that the shares offered excellent value and then began to gradually reduce our position as the shares delivered a triple-digit total return during the period. The stock at period end remained as a top five equity holding.
1. The short-term performance of the Fund during the reporting period is not typical.
11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
     Shun Tak is a leading property developer in Macau whose shares we purchased at what we saw as a large discount to book value. As market sentiment towards Macau improved during the course of 2009 with local property prices rising over 30%, the valuation of Shun Tak rallied approximately 400% from its lows and brought the Fund a sizeable return, some of which we realized profits on, decreasing our position.
     Enterprise Inns is a leading pub owner in the U.K. whose shares declined by over 95% from the 2007 high to the 2009 low. We bought into the shares after this sharp fall and participated in the shares’ greater than 500% rally during a four month period. We took the opportunity to realize a substantial profit in the stock and decreased our position.
     First Juken Co. Ltd. is a housing developer in Osaka, Japan whose shares fell very sharply during the economic slowdown there. The shares reached a low point at the start of the reporting period with a valuation representing 15% of book value and less than one times the average earnings of the previous half decade. The shares have rallied 600% from the low in December 2008 to the high ten months later, strongly benefiting Fund performance.
     While the top four stock contributors added approximately 17.75% in total to the Fund’s return, the four biggest detractors reduced the return by approximately 3%. Takeda Pharmaceuticals Co. Ltd., the leading Japanese pharmaceuticals company, was the greatest detractor for the Fund during the reporting period, as it was hurt by concerns over the forthcoming patent expiration of its leading product, as well as by some setbacks in the R&D product pipeline. We exited our position by period end. Master Marine AS, a Norwegian offshore installation company, was unable to secure debt financing to cover the costs of its new builds and received rescue financing from a new shareholder, causing substantial dilution to existing equity and convertible holders. Sperian Protection, a leading head and body protection company, was hit hard by the global economic downturn and continued to trade at depressed levels. Cattles plc, a sub-prime lender in the U.K., filed for bankruptcy protection during 2009 and detracted from relative performance. In addition, the net impact of the various currency hedges cost the Fund approximately 1% in return in aggregate over the fiscal year.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten fiscal-year period. In the case of Class N and Class Y shares, performance is measured from inception of the Class on March 1, 2001 and November 13, 2008, respectively. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which is an unmanaged index of international equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 19 for further information.
18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus, and if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/13/08. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	June 1, 2009	November 30, 2009	November 30, 2009

Actual
Class A	$1,000.00	$1,210.70	$8.79
Class B	1,000.00	1,205.40	13.68
Class C	1,000.00	1,206.00	13.12
Class N	1,000.00	1,210.10	10.01
Class Y	1,000.00	1,215.00	4.90

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.15	8.02
Class B	1,000.00	1,012.73	12.49
Class C	1,000.00	1,013.24	11.98
Class N	1,000.00	1,016.04	9.14
Class Y	1,000.00	1,020.66	4.47
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended November 30, 2009 are as follows:

Class	Expense Ratios

Class A	1.58%
Class B	2.46
Class C	2.36
Class N	1.80
Class Y	0.88
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS November 30, 2009

	Shares	Value

Common Stocks—95.4%
Consumer Discretionary—21.3%
Automobiles—5.8%
Bayerische Motoren Werke (BMW) AG, Preference	375,887	$12,225,161
Hyundai Motor Co. Ltd., Preference	410,080	14,282,972
Toyota Motor Corp.	203,203	7,998,584

		34,506,717

Hotels, Restaurants & Leisure—1.3%
Emperor Entertainment Hotel Ltd.	44,325,693	5,090,273
Enterprise Inns plc	1,459,065	2,369,087

		7,459,360

Household Durables—4.1%
Barratt Developments plc[1]	3,379,164	6,624,178
First Juken Co. Ltd.[2]	1,282,200	9,123,631
Haseko Corp.[1]	11,778,549	8,635,341

		24,383,150

Leisure Equipment & Products—0.5%
Sega Sammy Holdings, Inc.	257,789	3,262,623
Media—4.6%
British Sky Broadcasting Group plc	485,673	4,247,678
Societe Television Francaise 1	725,613	12,921,965
Vivendi SA	198,446	5,748,064
Yell Group plc[1]	6,722,835	4,318,089

		27,235,796

Specialty Retail—2.4%
Aoyama Trading Co.	296,153	3,878,780
Dickson Concepts International Ltd.	13,142,801	6,189,795
Otsuka Kagu Ltd.	443,340	4,221,065

		14,289,640

Textiles, Apparel & Luxury Goods—2.6%
Aksa Akrilik Kimya Sanayii AS1	3,144,519	3,406,647
Asics Corp.	593,760	5,214,103
Christian Dior SA3	67,050	6,795,812

		15,416,562

Consumer Staples—6.9%
Food & Staples Retailing—1.7%
Tesco plc[4]	1,483,629	10,355,768
Food Products—3.6%
Chaoda Modern Agriculture (Holdings) Ltd.	7,222,000	6,346,000
Nestle SA	316,041	14,939,147

		21,285,147

Personal Products—1.6%
Coreana Cosmetics Co. Ltd.[1,2]	5,312,071	4,522,661
Pacific Corp.	36,979	4,786,154

		9,308,815

Energy—9.9%
Energy Equipment & Services—3.9%
Petroleum Geo-Services ASA[1]	794,880	8,366,783
Seabird Exploration Ltd.[1]	5,410,778	3,479,876
Shinko Plantech Co. Ltd.	1,113,700	11,299,339

		23,145,998

Oil, Gas & Consumable Fuels—6.0%
Eni SpA	411,981	10,207,043
Esso (Thailand) Public Co. Ltd.	28,037,800	4,918,243
F1 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Tatneft, Preference	3,988,126	$8,807,009
Total SA	134,844	8,343,976
Tupras-Turkiye Petrol Rafinerileri AS	219,600	3,752,822

		36,029,093

Financials—16.3%
Capital Markets—0.4%
Ichiyoshi Securities Co. Ltd.	386,388	2,650,718
Commercial Banks—3.0%
Anglo Irish Bank Corp. plc[1,5]	563,278	8,458
Bank of Ireland[1]	429,454	1,074,388
Credit Agricole SA	422,877	8,845,910
National Bank of Greece SA1	265,931	7,863,475

		17,792,231

Consumer Finance—1.9%
International Personal Finance plc	3,365,623	11,018,129
Diversified Financial Services—0.6%
RHJ International Ltd.[1]	449,933	3,323,929
Insurance—6.7%
Aegon NV1	1,118,522	8,163,031
Fondiaria-Sai SpA	1,379,999	15,483,237
Swiss Reinsurance Co.	337,779	16,202,177

		39,848,445

Real Estate Investment Trusts—2.5%
DA Office Investment Corp.	719	1,581,234
Japan Hotel and Resort, Inc.	996	1,364,257
Japan Office Investment Corp.	1,957	2,014,958
Japan Rental Housing Investments, Inc.	1,330	1,932,199
Japan Single- Residence REIT	1,896	2,186,849
LCP Investment Corp.	2,195	1,807,556
Nippon Commercial Investment Corp.	554	808,865
Prospect Residential Investment Corp.	2,173	1,722,501
TGR Investment, Inc.	1,537	1,701,653

		15,120,072

Real Estate Management & Development—1.2%
Eurocastle Investment Ltd.[1]	425,253	251,131
Shanghai Forte Land Co. Ltd.	21,081,281	6,773,168

		7,024,299

Health Care—4.2%
Health Care Providers & Services—1.1%
Medipal Holdings Corp.	479,968	6,629,822
Pharmaceuticals—3.1%
Alapis Holding Industrial and Commercial SA	2,099,300	1,450,011
GlaxoSmithKline plc	197,780	4,089,846
Sanofi-Aventis SA	168,984	12,768,063

		18,307,920

Industrials—15.0%
Aerospace & Defense—1.9%
BAE Systems plc	553,020	2,984,945
Safran SA	510,915	8,589,281

		11,574,226

Airlines—6.5%
Deutsche Lufthansa AG	563,926	9,063,500
Jazz Air Income Fund	3,694,292	14,841,575
Turk Hava Yollari Anonim Ortakligi	4,585,890	14,642,770

		38,547,845
F2 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Shares	Value

Commercial Services & Supplies—2.4%
Sperian Protection	178,582	$14,002,751
Construction & Engineering—1.3%
Joongang Construction Co. Ltd.[1,2]	541,827	2,283,241
Vinci SA	96,959	5,394,814

		7,678,055

Machinery—0.5%
Hyundai Mipo Dockyard Co. Ltd.	42,637	2,966,403
Marine—1.2%
Shun Tak Holdings Ltd.	11,537,000	7,145,451
Professional Services—0.4%
Assystem	185,280	2,503,859
Road & Rail—0.6%
Northgate plc	939,940	3,471,925
Transportation Infrastructure—0.2%
Master Marine AS1,5	6,115,700	689,664
Master Marine AS, Legend Shares[1,5]	3,878,400	437,365

		1,127,029

Information Technology—7.9%
Communications Equipment—0.9%
Nokia OYI	388,569	5,143,457
Computers & Peripherals—4.0%
Fujitsu Ltd.	630,597	3,713,697
Gemalto NV1	169,077	7,536,844
Japan Digital Laboratory Co. Ltd.	1,066,421	12,017,505
Wincor Nixdorf AG	9,118	634,097

		23,902,143

Electronic Equipment & Instruments—0.7%
A&D Co. Ltd.[1,2]	1,182,316	4,267,499
IT Services—1.2%
Alten SA1	184,350	4,401,111
Altran Technologies SA1	621,450	2,952,194

		7,353,305

Office Electronics—1.1%
Canon, Inc.	167,446	6,399,953
Materials—4.4%
Chemicals—1.9%
Arkema	113,247	4,302,387
Ohara, Inc.	474,500	7,048,334

		11,350,721

Metals & Mining—2.5%
ArcelorMittal[3]	191,258	7,497,771
Hindalco Industries Ltd.	2,454,400	7,348,062

		14,845,833

Telecommunication Services—7.7%
Diversified Telecommunication Services—4.6%
Cable & Wireless plc	1,104,517	2,592,936
France Telecom SA	453,841	11,806,354
Telecom Italia SpA	11,525,110	13,086,705

		27,485,995

Wireless Telecommunication Services—3.1%
KDDI Corp.	2,192	11,842,482
Vodafone Group plc	2,880,521	6,496,774

		18,339,256

Utilities—1.8%
Electric Utilities—1.8%
Okinawa Electric Power Co. (The)	104,687	6,406,689
RusHydro[1]	106,801,910	4,101,193

		10,507,882

Total Common Stocks (Cost $576,082,463)		567,007,822
F3 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Convertible Corporate Bonds and Notes—1.9%
AED Oil Ltd.,6.50% Cv. Unsec. Unsub. Nts., 2/23/12[5]	$11,500,000		$10,407,500
Altran Technologies SA, 6.72% Cv. Sr. Unsec. Nts., 1/1/15	572,816		840,473

Total Convertible Corporate Bonds and Notes (Cost $13,138,901)			11,247,973

Non-Convertible Corporate Bonds and Notes—0.1%
Cattles plc, 7.875% Nts., 1/17/14[5,6] (Cost $1,802,180)	5,129,000	GBP	632,824

	Shares

Structured Securities—0.7%
Morgan Stanley & Co. International plc, Ryanair Holdings plc Cv. Equity Linked Securities (Cost $5,690,517)	1,025,000		4,235,755
Investment Company—2.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.31%[2,7] (Cost $15,036,598)	15,036,598		15,036,598
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $611,750,659)			598,160,972

Investments Purchased with Cash Collateral from Securities Loaned—2.4%[8]
OFI Liquid Assets Fund, LLC, 0.37%[2,7] (Cost $14,280,920)	14,280,920		14,280,920

Total Investments, at Value (Cost $626,031,579)	103.1%		612,441,892

Liabilities in Excess of Other Assets	(3.1)		(18,166,288)

Net Assets	100.0%		$594,275,604

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

GBP	British Pound Sterling

NOK	Norwegian Krone

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

					Shares/
	Shares/				Principal Amount
	Principal Amount	Gross		Gross	November 30,
	November 30, 2008	Additions		Reductions	2009

A&D Co. Ltd.	954,716	350,100		122,500	1,182,316
Aksa Akrilik Kimya Sanayii ASa	10,514,958	6,172,461	[b]	13,542,900	3,144,519
Coreana Cosmetics Co. Ltd.	5,312,071	—		—	5,312,071
First Juken Co. Ltd.	2,606,800	—		1,324,600	1,282,200
Japan Digital Laboratory Co. Ltd.[a]	1,759,221	48,200		741,000	1,066,421
Joongang Construction Co. Ltd.	379,275	206,622		44,070	541,827
Master Marine ASa	115,700	6,000,000		—	6,115,700
Master Marine AS, 2.64% Cv. Nts., 5/6/12 [NOK]	19,083,000	1,144,980	[c]	20,227,980	—
Master Marine AS, Legend Shares[a]	3,878,400	—		—	3,878,400
OFI Liquid Assets Fund, LLC	3,005,586	167,830,217		156,554,883	14,280,920
Oppenheimer Institutional Money Market Fund, Cl. E	3,903,525	254,345,969		243,212,896	15,036,598
Seabird Exploration Ltd.[a]	5,440,278	742,200		771,700	5,410,778
F4 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Footnotes to Statement of Investments Continued

					Realized
	Value		Income		Loss

A&D Co. Ltd.	$4,267,499		$—		$(954,803)
Aksa Akrilik Kimya Sanayii ASa	—	[d]	—		(7,181,402)
Coreana Cosmetics Co. Ltd.	4,522,661		—		—
First Juken Co. Ltd.	9,123,631		107,734		(6,901,170)
Japan Digital Laboratory Co. Ltd.[a]	—	[d]	292,548		(2,807,079)
Joongang Construction Co. Ltd.	2,283,241		—		(462,963)
Master Marine ASa	—	[d]	—		—
Master Marine AS, 2.64% Cv. Nts., 5/6/12 [NOK]	—		—		(89,806)
Master Marine AS, Legend Shares[a]	—	[d]	—		—
OFI Liquid Assets Fund, LLC	14,280,920		570,218	[e]	—
Oppenheimer Institutional Money Market Fund, Cl. E	15,036,598		93,188		—
Seabird Exploration Ltd.[a]	—	[d]	—		(4,010,054)

	$49,514,550		$1,063,688		$(22,407,277)

a.	No longer an affiliate as of November 30, 2009.

b.	All or a portion is the result of a corporate action.

c.	All or portion of the transactions were the result of non-cash dividends.

d.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

e.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

3.	Partial or fully-loaned security. See Note 7 of accompanying Notes.

4.	A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts.
See Note 5 of accompanying Notes.

5.	Illiquid security. The aggregate value of illiquid securities as of November 30, 2009 was $12,175,811, which represents 2.05% of the Fund’s net assets. See Note 6 of accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Rate shown is the 7-day yield as of November 30, 2009.

8.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 7 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F5 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2009 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$67,358,753	$59,195,095	$—	$126,553,848
Consumer Staples	30,593,962	10,355,768	—	40,949,730
Energy	33,330,234	25,844,857	—	59,175,091
Financials	32,614,895	64,154,470	8,458	96,777,823
Health Care	24,937,742	—	—	24,937,742
Industrials	47,855,254	41,162,290	—	89,017,544
Information Technology	4,267,499	42,798,858	—	47,066,357
Materials	7,048,334	19,148,220	—	26,196,554
Telecommunication Services	30,145,610	15,679,641	—	45,825,251
Utilities	10,507,882	—	—	10,507,882
Convertible Corporate Bonds and Notes	—	11,247,973	—	11,247,973
Non-Convertible Corporate Bonds and Notes	—	632,824	—	632,824
Structured Securities	—	4,235,755	—	4,235,755
Investment Company	15,036,598	—	—	15,036,598
Investments Purchased with Cash
Collateral from Securities Loaned	14,280,920	—	—	14,280,920

Total Investments, at Value	317,977,683	294,455,751	8,458	612,441,892
Other Financial Instruments:
Foreign currency exchange contracts	—	4,348	—	4,348

Total Assets	$317,977,683	$294,460,099	$8,458	$612,446,240

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,159,465)	$—	$(5,159,465)

Total Liabilities	$—	$(5,159,465)	$—	$(5,159,465)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F6 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Foreign Currency Exchange Contracts as of November 30, 2009 are as follows:

		Contract
		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000s)		Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman:
New Turkish Lira (TRY)	Buy	2,444	TRY	12/1/09	$1,599,667	$—	$30,377
South Korean Won (KRW)	Buy	1,767,104	KRW	12/1/09	1,519,697	—	4,785

						—	35,162
Deutsche Bank:
Euro (EUR)	Sell	22,739	EUR	12/18/09	34,141,515	—	503,712
Japanese Yen (JPY)	Sell	7,494,500	JPY	12/18/09	86,710,818	—	4,620,244

						—	5,123,956
JP Morgan Chase
Canadian Dollar (CAD)	Sell	51	CAD	12/1/09	48,510	—	347
UBS Investment Bank
Euro (EUR)	Buy	956	EUR	12/1/09	1,435,932	4,348	—

Total unrealized appreciation and depreciation						$4,348	$5,159,465

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$129,730,237	21.2%
France	117,753,858	19.2
United Kingdom	59,202,179	9.7
Italy	38,776,985	6.3
Switzerland	31,141,324	5.1
United States	29,317,518	4.8
Korea, Republic of South	28,841,431	4.7
Germany	21,922,758	3.6
Turkey	21,802,239	3.6
Canada	14,841,575	2.4
Norway	12,973,688	2.1
Russia	12,908,202	2.1
Bermuda	11,280,068	1.8
Australia	10,407,500	1.7
Greece	9,313,486	1.5
The Netherlands	8,414,162	1.4
Luxembourg	7,497,771	1.2
India	7,348,062	1.2
Hong Kong	7,145,451	1.2
China	6,773,168	1.1
Cayman Islands	6,346,000	1.0
Ireland	5,318,601	0.9
Finland	5,143,457	0.8
Thailand	4,918,243	0.8
Belgium	3,323,929	0.6

Total	$612,441,892	100.0%

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $558,802,478)	$562,927,342
Affiliated companies (cost $67,229,101)	49,514,550

612,441,892
Cash	2,683,231
Cash—foreign currencies (cost $136,554)	136,554
Unrealized appreciation on foreign currency exchange contracts	4,348
Receivables and other assets:
Interest and dividends	2,363,600
Investments sold	1,907,565
Shares of beneficial interest sold	225,868
Other	92,771

Total assets	619,855,829

Liabilities
Return of collateral for securities loaned	14,280,920
Unrealized depreciation on foreign currency exchange contracts	5,159,465
Payables and other liabilities:
Investments purchased	4,666,005
Shares of beneficial interest redeemed	752,206
Foreign capital gains tax	196,529
Trustees’ compensation	190,355
Distribution and service plan fees	142,549
Transfer and shareholder servicing agent fees	98,820
Shareholder communications	49,991
Other	43,385

Total liabilities	25,580,225

Net Assets	$594,275,604

Composition of Net Assets
Par value of shares of beneficial interest	$400,629
Additional paid-in capital	904,343,090
Accumulated net investment income	15,066,239
Accumulated net realized loss on investments and foreign currency transactions	(306,752,450)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(18,781,904)

Net Assets	$594,275,604

F8 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $251,355,414 and 16,753,116 shares of beneficial interest outstanding)	$15.00
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$15.92
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,358,417 and 1,846,826 shares of beneficial interest outstanding)	$13.73
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,455,547 and 3,552,951 shares of beneficial interest outstanding)	$13.64
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,330,173 and 762,528 shares of beneficial interest outstanding)	$14.86
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $257,776,053 and 17,147,443 shares of beneficial interest outstanding)	$15.03
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,534,457)	$15,897,247
Affiliated companies (net of foreign withholding taxes of $8,109)	493,470
Interest	736,466
Income from investment of securities lending cash collateral, net — affiliated companies	570,218

Total investment income	17,697,401

Expenses
Management fees	3,076,577
Distribution and service plan fees:
Class A	538,732
Class B	226,391
Class C	410,416
Class N	46,903
Transfer and shareholder servicing agent fees:
Class A	798,980
Class B	180,455
Class C	216,140
Class N	47,422
Class Y	9,971
Shareholder communications:
Class A	185,305
Class B	44,639
Class C	47,112
Class N	6,605
Class Y	204
Administrative fees	1,241,058
Custodian fees and expenses	64,772
Trustees’ compensation	43,714
Other	233,588

Total expenses	7,418,984
Less reduction to custodian expenses	(36)
Less waivers and reimbursements of expenses	(385,956)

Net expenses	7,032,992

Net Investment Income	10,664,409
F10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies	$(129,934,029)
Affiliated companies	(22,407,277)
Foreign currency transactions	(10,008,848)
Increase from payment by affiliate	44,461

Net realized loss	(162,305,693)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax of $196,529)	312,627,655
Translation of assets and liabilities denominated in foreign currencies	59,253,040

Net change in unrealized depreciation	371,880,695

Net Increase in Net Assets Resulting from Operations	$220,239,411

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,	2009	2008

Operations
Net investment income	$10,664,409	$21,082,061
Net realized loss	(162,305,693)	(113,314,165)
Net change in unrealized depreciation	371,880,695	(411,528,004)

Net increase (decrease) in net assets resulting from operations	220,239,411	(503,760,108)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,342,553)	(12,097,310)
Class B	(513,772)	—
Class C	(926,335)	(89,272)
Class N	(191,549)	(126,158)
Class Y	(1,862,466)	—

	(15,836,675)	(12,312,740)

Distributions from net realized gain:
Class A	—	(40,286,087)
Class B	—	(2,085,486)
Class C	—	(3,344,707)
Class N	—	(871,695)
Class Y	—	—

	—	(46,587,975)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(190,516,366)	(199,242,647)
Class B	(5,114,832)	(6,387,857)
Class C	(4,764,092)	(3,495,267)
Class N	(272,306)	(3,103,504)
Class Y	135,565,254	48,131,554

	(65,102,342)	(164,097,721)

Net Assets
Total increase (decrease)	139,300,394	(726,758,544)
Beginning of period	454,975,210	1,181,733,754

End of period (including accumulated net investment income of $15,066,239 and $13,038,652, respectively)	$594,275,604	$454,975,210

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended November 30,	2009	2008		2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.88	$22.36		$22.60	$20.30	$18.28

Income (loss) from investment operations:
Net investment income[1]	.22	.47		.41	.24	.16
Net realized and unrealized gain (loss)	5.26	(11.81)		.70	4.90	1.89

Total from investment operations	5.48	(11.34)		1.11	5.14	2.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.26)		(.28)	(.37)	(.03)
Distributions from net realized gain	—	(.88)		(1.07)	(2.47)	—

Total dividends and/or distributions to shareholders	(.36)	(1.14)		(1.35)	(2.84)	(.03)

Net asset value, end of period	$15.00	$9.88		$22.36	$22.60	$20.30

Total Return, at Net Asset Value[2]	57.26%	(53.32)%		5.08%	28.35%	11.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251,355	$344,638		$1,031,900	$734,744	$405,361

Average net assets (in thousands)	$227,105	$704,392		$940,364	$554,281	$361,750

Ratios to average net assets:[3]
Net investment income	1.88%	2.75%		1.76%	1.17%	0.81%
Total expenses	1.58%[4]	1.11	% [4]	1.02%[4]	1.25%[4]	1.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.53%	1.11%		1.02%	1.24%	1.38%

Portfolio turnover rate	42%	32%		43%	36%	140%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	1.58%
Year Ended November 30, 2008	1.11%
Year Ended November 30, 2007	1.02%
Year Ended November 30, 2006	1.25%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.01	$20.46	$20.80	$18.89	$17.14

Income (loss) from investment operations:
Net investment income (loss)[1]	.12	.23	.15	.05	(.01)
Net realized and unrealized gain (loss)	4.82	(10.80)	.66	4.53	1.76

Total from investment operations	4.94	(10.57)	.81	4.58	1.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	—	(.08)	(.20)	—
Distributions from net realized gain	—	(.88)	(1.07)	(2.47)	—

Total dividends and/or distributions to shareholders	(.22)	(.88)	(1.15)	(2.67)	—

Net asset value, end of period	$13.73	$9.01	$20.46	$20.80	$18.89

Total Return, at Net Asset Value[2]	56.12%	(53.89)%	3.97%	27.19%	10.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,359	$21,065	$50,077	$63,004	$55,489

Average net assets (in thousands)	$22,700	$31,650	$59,952	$58,235	$52,591

Ratios to average net assets:[3]
Net Investment income (loss)	1.07%	1.47%	0.69%	0.25%	(0.07)%
Total expenses	2.90%[4]	2.30%[4]	2.11%[4]	2.16%[4]	2.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.42%	2.26%	2.11%	2.15%	2.28%

Portfolio turnover rate	42%	32%	43%	36%	140%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	2.90%
Year Ended November 30, 2008	2.30%
Year Ended November 30, 2007	2.11%
Year Ended November 30, 2006	2.16%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class C Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$8.96	$20.35	$20.71	$18.85	$17.09

Income (loss) from investment operations:
Net investment income (loss)[1]	.13	.24	.16	.05	(.01)
Net realized and unrealized gain (loss)	4.78	(10.73)	.65	4.51	1.77

Total from investment operations	4.91	(10.49)	.81	4.56	1.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.02)	(.10)	(.23)	—
Distributions from net realized gain	—	(.88)	(1.07)	(2.47)	—

Total dividends and/or distributions to shareholders	(.23)	(.90)	(1.17)	(2.70)	—

Net asset value, end of period	$13.64	$8.96	$20.35	$20.71	$18.85

Total Return, at Net Asset Value[2]	56.15%	(53.83)%	3.98%	27.20%	10.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,456	$36,021	$78,182	$81,085	$59,564

Average net assets (in thousands)	$41,084	$53,048	$85,924	$70,308	$50,568

Ratios to average net assets:[3]
Net investment income (loss)	1.14%	1.57%	0.75%	0.28%	(0.05)%
Total expenses	2.55%[4]	2.23%[4]	2.06%[4]	2.14%[4]	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	2.21%	2.06%	2.13%	2.24%

Portfolio turnover rate	42%	32%	43%	36%	140%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	2.55%
Year Ended November 30, 2008	2.23%
Year Ended November 30, 2007	2.06%
Year Ended November 30, 2006	2.14%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended November 30,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$9.70	$21.97	$22.25	$20.05	$18.10

Income (loss) from investment operations:
Net investment income[1]	.20	.34	.27	.16	.08
Net realized and unrealized gain (loss)	5.20	(11.60)	.70	4.83	1.87

Total from investment operations	5.40	(11.26)	.97	4.99	1.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.13)	(.18)	(.32)	—
Distributions from net realized gain	—	(.88)	(1.07)	(2.47)	—

Total dividends and/or distributions to shareholders	(.24)	(1.01)	(1.25)	(2.79)	—

Net asset value, end of period	$14.86	$9.70	$21.97	$22.25	$20.05

Total Return, at Net Asset Value[2]	56.99%	(53.63)%	4.47%	27.88%	10.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,330	$7,560	$21,575	$19,388	$12,296

Average net assets (in thousands)	$9,402	$15,222	$21,958	$16,232	$9,166

Ratios to average net assets:[3]
Net investment income	1.71%	2.03%	1.20%	0.80%	0.43%
Total expenses	1.98%[4]	1.80%[4]	1.60%[4]	1.64%[4]	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.76%	1.60%	1.63%	1.74%

Portfolio turnover rate	42%	32%	43%	36%	140%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	1.98%
Year Ended November 30, 2008	1.80%
Year Ended November 30, 2007	1.60%
Year Ended November 30, 2006	1.64%
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Class Y Year Ended November 30,	2009	2008[1]

Per Share Operating Data
Net asset value, beginning of period	$9.88	$10.43

Income (loss) from investment operations:
Net investment income[2]	.31	.02
Net realized and unrealized gain (loss)	5.24	(.57)

Total from investment operations	5.55	(.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.40)	—
Distributions from net realized gain	—	—

Total dividends and/or distributions to shareholders	(.40)	—

Net asset value, end of period	$15.03	$9.88

Total Return, at Net Asset Value[3]	58.32%	(5.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$257,776	$45,691

Average net assets (in thousands)	$212,964	$41,729

Ratios to average net assets:[4]
Net investment income	2.59%	4.29%
Total expenses	0.91%[5]	0.84%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.83%

Portfolio turnover rate	42%	32%

1.	For the period from November 13, 2008 (inception of offering) to November 30, 2008.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 30, 2009	0.91%
Period Ended November 30, 2008	0.84%
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest International Value Fund (the “Fund”), formerly known as Oppenheimer Quest International Value Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
F18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,
F19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s
F20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5,6]	Tax Purposes

$24,663,048	$—	$270,440,195	$64,554,959

1.	As of November 30, 2009, the Fund had $259,101,133 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2009, details of the capital loss carryforwards were as follows:

Expiring

2015	$15,112,202
2016	75,835,044
2017	168,153,887

Total	$259,101,133

F21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Of these losses, $15,112,202 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $4,880,031 per year.
2.	As of November 30, 2009, the Fund had $5,869,399 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	The Fund had $4,145,129 of post-October foreign currency losses which were deferred.

4.	The Fund had $1,324,534 of post-October passive foreign investment company losses which were deferred.

5.	During the fiscal year ended November 30, 2009, the Fund did not utilize any capital loss carryforward.

6.	During the fiscal year ended November 30, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for November 30, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Increase to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$16,855,426	$7,199,853	$24,055,279
The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended	Year Ended
	November 30, 2009	November 30, 2008

Distributions paid from:
Ordinary income	$15,836,675	$36,566,532
Long-term capital gain	—	22,334,183

Total	$15,836,675	$58,900,715

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$676,959,750
Federal tax cost of other investments	(116,430,737)

Total federal tax cost	$560,529,013

Gross unrealized appreciation	$86,247,968
Gross unrealized depreciation	(150,802,927)

Net unrealized depreciation	$(64,554,959)

F22 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.
During the year ended November 30, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$27,159
Payments Made to Retired Trustees	29,091
Accumulated Liability as of November 30, 2009	156,870
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustee’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2009		Year Ended November 30, 2008[1]
	Shares	Amount	Shares	Amount

Class A
Sold	2,338,205	$27,913,765	2,811,168	$45,190,279
Dividends and/or
distributions reinvested	1,191,706	11,833,642	2,497,825	50,506,020
Acquisition — Note 8	—	—	3,684,468	38,429,000
Redeemed	(21,673,075)	(230,263,773)[2]	(20,250,165)	(333,367,946)[3]

Net decrease	(18,143,164)	$(190,516,366)	(11,256,704)	$(199,242,647)

F24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

	Year Ended November 30, 2009		Year Ended November 30, 2008[1]
	Shares	Amount	Shares	Amount

Class B
Sold	270,965	$2,882,835	221,096	$3,380,501
Dividends and/or distributions reinvested	53,249	487,763	106,979	1,996,537
Acquisition — Note 8	—	—	719,873	6,860,391
Redeemed	(814,058)	(8,485,430)[2]	(1,159,040)	(18,625,286)[3]

Net decrease	(489,844)	$(5,114,832)	(111,092)	$(6,387,857)

Class C
Sold	597,437	$6,359,232	519,433	$7,822,902
Dividends and/or distributions reinvested	91,260	829,553	163,569	3,030,942
Acquisition — Note 8	—	—	1,188,296	11,253,163
Redeemed	(1,156,472)	(11,952,877)[2]	(1,692,136)	(25,602,274)[3]

Net increase (decrease)	(467,775)	$(4,764,092)	179,162	$(3,495,267)

Class N
Sold	259,920	$3,079,054	241,689	$4,147,513
Dividends and/or distributions reinvested	17,917	176,659	45,818	915,449
Acquisition — Note 8	—	—	4,601	47,157
Redeemed	(294,723)	(3,528,019)[2]	(494,729)	(8,213,623)[3]

Net decrease	(16,886)	$(272,306)	(202,621)	$(3,103,504)

Class Y
Sold	20,409,796	$208,181,389	190,588	$1,859,379
Dividends and/or distributions reinvested	188,503	1,862,406	—	—
Acquisition — Note 8	—	—	4,438,689	46,295,525
Redeemed	(8,077,681)	(74,478,541)[2]	(2,452)	(23,350)[3]

Net increase	12,520,618	$135,565,254	4,626,825	$48,131,554

1.	For the year ended November 30, 2008, for Class A, B, C and N shares, and for the period from November 13, 2008 (inception of offering) to November 30, 2008 for Class Y shares.

2.	Net of redemption fees of $332, $33, $60, $14 and $312 for Class A, Class B, Class C, Class N and Class Y, respectively.

3.	Net of redemption fees of $4,283, $192, $323, $93 and $254 for Class A, Class B, Class C, Class N and Class Y, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended November 30, 2009, were as follows:

	Purchases	Sales

Investment securities	$203,555,869	$283,043,173
F25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52
Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the year ended November 30, 2009, the Fund paid $1,241,027 to the Manager for administration services.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2009, the Fund paid $996,996 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of up to 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under
F26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class C	$2,118,526
Class N	293,725
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

November 30, 2009	$69,932	$333	$49,774	$2,537	$259
Waivers and Reimbursements of Expenses. The Manager agreed to reimburse the Fund for all of the costs incurred by the Fund in connection with the reorganization as described below. During the year ended November 30, 2009, the Manager reimbursed the Fund $81,801 for reorganization-related costs.
     Effective November 17, 2008 through November 16, 2009, the Manager voluntarily waived 0.01% of the Fund’s advisory fee. During the year ended November 30, 2009, the Manager waived fees of $48,967.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended November 30, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$50,453
Class B	101,465
Class C	73,752
Class N	14,715
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 30, 2009, the Manager waived $14,803 for IMMF management fees.
F27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
During the year ended November 30, 2009, the Manager voluntarily reimbursed the Fund $44,461 for certain transactions. The payment increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances
F28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
     As of November 30, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $5,123,956. If a contingent feature would have been triggered as of November 30, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
F29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of November 30, 2009 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not	Statement of Assets		Statement of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

	Unrealized appreciation		Unrealized depreciation
	on foreign currency		on foreign currency
Foreign exchange contracts	exchange contracts	$—	exchange contracts	$5,123,956
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or Loss Recognized on Derivatives

Derivatives Not Accounted for
as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(208,062)
Amount of Change in Unrealized Gain or Loss Recognized on Derivatives

Derivatives Not Accounted	Translation of assets and liabilities
for as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$(6,820,355)
Foreign Currency Exchange Contracts
     The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
6. Illiquid Securities
As of November 30, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund
F30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2009, the Fund had on loan securities valued at $13,576,501. Collateral of $14,280,920 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
8. Acquisition of Oppenheimer International Value Fund
On November 13, 2008, the Fund acquired all of the net assets of Oppenheimer International Value Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer International Value Fund shareholders on November 7, 2008. The exchange qualified as a tax-free reorganization for federal income tax purposes. Details of the merger are shown in the following table:

	Exchange	Shares of
	Ratio to	Beneficial	Value of Issued	Combined Net
	One Share	Interest Issued	Shares of	Assets on
	of the Fund	by the Fund	Beneficial Interest	November 13, 2008[1]

Class A	0.824151	3,684,468	$38,429,000	$382,896,838
Class B	0.895897	719,873	$6,860,391	$22,454,468
Class C	0.901981	1,188,296	$11,253,163	$38,943,131
Class N	0.831120	4,601	$47,157	$8,051,079
Class Y	0.817664	4,438,689	$46,295,525	$46,295,525

1.	The net assets acquired included net unrealized depreciation of $87,313,720 and an unused capital loss carryforward of $15,112,202, potential utilization subject to tax limitations.
9. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through January 15, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
F31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
10. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest International Value Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, formerly Oppenheimer Quest International Value Fund, Inc., including the statement of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest International Value Fund as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
January 15, 2010
F33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended November 30, 2009 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $13,813,555 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $1,505,527 of foreign income taxes were paid by the Fund during the fiscal year ended November 30, 2009. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $15,614,162 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

REPORT OF SHAREHOLDER MEETING Unaudited
On June 25, 2009 a special meeting of shareholders was held to vote on the following proposals that were approved.
The following is a report of the results from the meeting:
Proposal 1: The election of ten Trustees for the Fund:

Nominee	For	Withheld	Total

David Downes	37,692,902.1802	759,392.8911	38,452,295.0713
Matthew Fink	37,699,425.8922	752,869.1791	38,452,295.0713
Phillip Griffiths	37,682,721.8793	769,573.1920	38,452,295.0713
Mary F. Miller	37,700,825.6873	751,469.3840	38,452,295.0713
Joel W. Motley	37,699,303.4207	752,991.6506	38,452,295.0713
John V. Murphy	37,696,171.7050	756,123.3663	38,452,295.0713
Mary Ann Tynan	37,692,288.6401	760,006.4312	38,452,295.0713
Joseph M. Wilker	37,720,480.0180	731,815.0533	38,452,295.0713
Peter I Wold	37,697,419.9266	754,875.1447	38,452,295.0713
Brian F. Wruble	37,691,810.0324	760,485.0389	38,452,295.0713
Proposal 2: To approve an agreement and plan of reorganization which will change the Fund’s domicile and form of organization from a Maryland corporation to a Massachusetts business trust:

For	Against	Abstain	Total

29,867,668.9438	189,066.4036	221,080.7239	30,277,816.0713
24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the
25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Dominic Freud, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap value funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international multi-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than its peer group median. The Board also noted that effective November 17,
26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

2008 through November 16, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.01% of the Fund’s average daily net assets.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the
Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2009) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2009) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2009) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2009) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2009) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2009) Age: 68	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2009) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE[1]	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2009) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 59 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER[1]	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee (since 2005), President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company’s Institute’s Board of Governors (since October 2009); Member of the Investment Company Institute’s Board of Governors (since October 2003) and Chairman of the Investment Company’s Institute’s Board of Governors (October 2007- September 2009). Oversees 94 portfolios in the OppenheimerFunds complex.

1.	William Glavin was elected to serve as President, Principal Executive Officer and Trustee of the Fund effective December 30, 2009. John Murphy’s retirement from the same positions is effective December 29, 2009. Russell Reynolds will also retire effective December 31, 2009.
31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Freud, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Dominic Freud, Vice President (since 2004) and Portfolio Manager (since 2005) Age: 51	Vice President of the Manager (since April 2003). Partner and European Equity Portfolio manager at SLS Management (January 2002-February 2003); Head of European equities desk and managing director at SG Cowen (May 1994-January 2002). An officer of 2 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Director of Investment Brand Management, Senior Vice President of the Manager, and Senior Vice President of OppenheimerFunds Distributor, Inc. (since 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $21,300 in fiscal 2009 and $24,100 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2009 and $6,500 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2009 and $315,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services relating to FAS 157 and audit of the capital accumulation plan.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $19,629 in fiscal 2009 and $2,413 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $289,169 in fiscal 2009 and $317,413 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.
(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Quest International Value Fund

By:	/s/ William F. Glavin William F. Glavin
Principal Executive Officer
Date: 01/06/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin William F. Glavin
Principal Executive Officer
Date: 01/06/2010

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 01/06/2010